Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Erez Goren, Co-Chief Executive Officer of Radiant Systems, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the foregoing Annual Report of the Company:

(1)	fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78 m or

78o(d), and

(2)	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003	/s/ Erez Goren Erez Goren, Co-Chairman and Co-Chief Executive Officer

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, John H. Heyman, Co-Chief Executive Officer of Radiant Systems, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the foregoing Annual Report of the Company:

(1)	fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78 m or

78o(d), and

(2)	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003	/s/ John H. Heyman John H. Heyman, Co-Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Mark E. Haidet, Chief Financial Officer of Radiant Systems, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the foregoing Annual Report of the Company:

(1)	fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78 m or 78o(d), and
(2)	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003	/s/ Mark E. Haidet Mark E. Haidet, Chief Financial Officer